Virtus Disciplined Equity Style Fund, Virtus Disciplined Select Bond Fund and

Virtus Disciplined Select Country Fund, each a series of Virtus Opportunities Trust

Supplement dated October 23, 2015, to the Virtus Disciplined Equity Style Fund, Virtus
Disciplined Select Bond Fund and Virtus Disciplined Select Country Fund Summary
Prospectuses and the Virtus Opportunities Trust Prospectus and Statement of Additional
Information, each dated January 28, 2015, as supplemented

Important Notice to Investors

On October 22, 2015, the Board of Trustees of the Virtus Opportunities Trust voted to liquidate the Virtus Disciplined Equity Style Fund, Virtus Disciplined Select Bond Fund and Virtus Disciplined Select Country Fund (the “Funds”). Based on the recommendation of management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Funds. Effective November 20, 2015, the Funds will be closed to new investors and additional investor deposits.

On or about December 2, 2015 (the “Liquidation Date”), each of the Funds will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Funds for shares of the same class of any other Virtus Mutual Fund. Shareholders may also redeem their shares at any time prior to the Funds’ liquidation on the Liquidation Date. There will be no fee or sales charges associated with exchange or redemption requests.

Any shares not exchanged or redeemed by the close of business on the Liquidation Date will be redeemed and the account value distributed to shareholders, except shares held in BNY Mellon IS Trust Company custodial accounts, which will be exchanged for shares of the Virtus Low Duration Income Fund. Shareholders with BNY Mellon IS Trust Company custodial accounts should consult the prospectus for the Virtus Low Duration Income Fund for information about that fund.

Because the exchange or redemption of your shares could be a taxable event, we suggest you consult with your tax advisor prior to the Funds’ liquidation.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VOT 8020/DisciplinedFundsClosing (10/2015)